Exhibit 99.1

OpenText Reports Third Quarter Fiscal Year 2016 Financial Results

•	Record operating cash flow of $190 million; up 33% Y/Y

•	Total revenue of $441 million, down 2%; up 2% Y/Y in CC*

•	Non-GAAP-based EPS of $0.80, up 21%; up 23% Y/Y in CC

•	Release 16 launched; the world's first integrated digital information platform

•	Increases quarterly cash dividend by 15%
Waterloo, ON, April 27, 2016 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the third quarter ended March 31, 2016.
“OpenText’s strategic and financial progress is evident in our results as we delivered record operating cash flow of $190 million, up 33% year over year. Total revenue for the quarter was $455 million in constant currency, up 2%, and we delivered these results on 13% less operating expense,” said OpenText CEO and CTO Mark J. Barrenechea. “With the confidence in our strategy, financial model and future cash flows, we are raising our quarterly dividend by 15%, to $0.23 per share.”
Barrenechea further added, “Release 16 is now available to customers and the early feedback is extremely positive. We also announced entering into definitive agreements for two acquisitions, each expected to close in the fourth quarter of Fiscal 2016. First, we will be acquiring certain Customer Experience Management software and services assets from HP Inc. and second, we will be acquiring ANXeBusiness Corp. (ANX), a leading provider of cloud-based information exchange services to the Automotive and Healthcare industries. We expect these two acquisitions to deliver approximately $115 to $125 million of aggregate new revenues in Fiscal 2017.”
Barrenechea concluded, “With an intelligent approach to M&A and Release 16 availability, OpenText is in a leading position to enable the digital transformation of our customers and deliver stellar financial performance.”
Financial Highlights for Q3 FY16 with Year Over Year Comparisons (1)

Summary of Quarterly Results
	Q3 FY16	Q3 FY15	$ Change	% Change (Y/Y)		Q3 FY16 in CC*	% Change in CC*
Revenues: (in millions)
Cloud services and subscriptions	$147.5	$147.5	$—	—%		$151.2	2.5%
Customer support	183.6	184.2	(0.6)	(0.3)%		189.2	2.7%
Professional service and other	45.0	52.3	(7.3)	(13.9)%		47.3	(9.6%)
Total Recurring revenues	$376.1	$384.0	($7.9)	(2.0)%		$387.7	1.0%
License	64.4	63.6	0.8	1.3%		67.4	6.0%
Total revenues	$440.5	$447.6	($7.1)	(1.6)%		$455.1	1.7%
Non-GAAP-based operating margin (2)	31.4%	25.7%	n/a	570	bps	30.5%
GAAP-based operating margin	20.1%	11.8%	n/a	830	bps
Non-GAAP-based EPS, diluted (2)	$0.80	$0.66	$0.14	21.2%		$0.81	22.7%
GAAP-based EPS, diluted	$0.57	$0.22	$0.35	159.1%
Operating cash flows (in millions)	$189.9	$143.1	$46.8	32.7%
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

"Our strong liquidity position gives us flexibility to grow the business and support OpenText’s acquisition strategy. We boosted our cash balance and short-term investments by 25% to approximately $900 million since the beginning of the fiscal year. Solid business execution, with a focus on adjusted operating margins and cash flow continues to be our priority,” said OpenText CFO John Doolittle.

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.

OpenText Quarterly Business Highlights

•	OpenText launches Release 16, delivering the most comprehensive digital platform for enterprise digital transformation

•	OpenText signs definitive agreement to acquire certain customer experience software assets of HP Inc.

•	OpenText signs definitive agreement to acquire ANX

•	18 customer transactions over $1 million, 8 cloud contract signings in the OpenText Cloud and 10 on-premises

•	Financial, services and consumer goods industries saw the most demand in cloud

•	Financial, public and technology industries saw the most demand in license

•
Cloud customer successes in the quarter include Standard Insurance Company, Cooperation Manufacturing Plant Aguascalientes, MDR, Dun & Bradstreet Company, SAP, Stokke, 7PSolutions, SharkNinja Operating LLC, DC Comics and BRF

•
On-premises customer successes in the quarter include Public Broadcasting Service (PBS), Bosch, Diebold, Cancer Treatment Centers of America, Public Works and Government Services Canada, Government of the Northwest Territories, National Bank of Canada, Carl Zeiss Meditec AG, Mainova, SMC Corporation of America, Cameron LNG, Cooper Tire and Rubber Company, Linde AG, Applied Informatics and Research Inc., Department of International Affairs, Arvato Bertelsmann, Bank of Montreal, Nielson, DnB Finans, Tillväxtverket and Sampension

•	OpenText announces SAP® Hybris® Digital Documents by OpenText, offering a unified platform for engaging digital content and communications

•	OpenText Innovation Tour 2016 events in over 10 countries and 5,000 customers

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared on April 26, 2016 a cash dividend of $0.23 per Common Share. The record date for this dividend is May 27, 2016 and the payment date is June 17, 2016. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Quarterly Results
	Q3 FY16	Q2 FY16	Q3 FY15	% Change (Q3 FY16 vs Q2 FY16)		% Change (Q3 FY16 vs Q3 FY15)
Revenue (million)	$440.5	$465.3	$447.6	(5.3)%		(1.6)%
GAAP-based gross margin	67.9%	70.0%	66.0%	(210)	bps	190	bps
GAAP-based operating margin	20.1%	23.6%	11.8%	(350)	bps	830	bps
GAAP-based EPS, diluted	$0.57	$0.72	$0.22	(20.8)%		159.1%
Non-GAAP-based gross margin (2)	72.0%	74.2%	71.1%	(220)	bps	90	bps
Non-GAAP-based operating margin (2)	31.4%	37.0%	25.7%	(560)	bps	570	bps
Non-GAAP-based EPS, diluted (2)	$0.80	$1.01	$0.66	(20.8)%		21.2%

Summary of Year to Date Results
	Q3 FY16 YTD	Q3 FY15 YTD	$ Change	% Change
Revenues: (in millions)
Cloud services and subscriptions	$444.4	$456.3	($11.9)	(2.6)%
Customer support	553.4	547.6	5.8	1.1%
Professional service and other	145.0	168.2	(23.2)	(13.8)%
Total Recurring revenues	$1,142.8	$1,172.1	($29.3)	(2.5)%
License	197.6	197.1	0.5	0.2%
Total revenues	$1,340.4	$1,369.2	($28.8)	(2.1)%
Non-GAAP-based operating margin (2)	34.2%	31.0%	n/a	320	bps
GAAP-based operating margin	20.5%	19.4%	n/a	110	bps
Non-GAAP-based EPS, diluted (2)	$2.65	$2.59	$0.06	2.3%
GAAP-based EPS, diluted	$1.62	$1.35	$0.27	20.0%
Operating cash flows (in millions)	$406.6	$391.2	$15.4	3.9%

OpenText Investor Day
Institutional investors and financial analysts are invited to join us for our Investor Day on Thursday, May 12, 2016 at the Lotte New York Palace in New York. To register, please contact Sonya Mehan, Senior Manager, Investor Relations at smehan@opentext.com.
Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/events.cfm .

A replay of the call will be available beginning April 27, 2016 at 7:00 p.m. ET through 11:59 p.m. May 11, 2016 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 00366 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2016 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial condition, results of operations and earnings, announced acquisitions, ongoing tax matters, purchases of common shares by OpenText pursuant to the NCIB, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; (ix) the Company's financial condition and capital requirements; and (x) statements about the impact of "Open Text Release 16". The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products and services to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the final determination of litigation, tax audits and other legal proceedings; (viii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (ix) the continuous commitment of the Company's customers; and (x) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2016 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	March 31, 2016	June 30, 2015
	(unaudited)
ASSETS
Cash and cash equivalents	$877,405	$699,999
Short-term investments	13,008	11,166
Accounts receivable trade, net of allowance for doubtful accounts of $7,932 as of March 31, 2016 and $5,987 as of June 30, 2015	266,450	284,131
Income taxes recoverable	15,577	21,151
Prepaid expenses and other current assets	56,030	53,191
Deferred tax assets	27,952	30,711
Total current assets	1,256,422	1,100,349
Property and equipment	172,020	160,419
Goodwill	2,169,637	2,161,592
Acquired intangible assets	558,571	679,479
Deferred tax assets	156,148	155,411
Other assets	75,286	85,576
Deferred charges	26,575	37,265
Long-term income taxes recoverable	8,706	8,404
Total assets	$4,423,365	$4,388,495
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$212,886	$241,370
Current portion of long-term debt	8,000	8,000
Deferred revenues	368,020	358,066
Income taxes payable	20,906	17,001
Deferred tax liabilities	734	997
Total current liabilities	610,546	625,434
Long-term liabilities:
Accrued liabilities	31,357	34,682
Deferred credits	9,503	12,943
Pension liability	58,292	56,737
Long-term debt	1,574,000	1,580,000
Deferred revenues	33,868	28,223
Long-term income taxes payable	142,616	151,484
Deferred tax liabilities	52,701	69,185
Total long-term liabilities	1,902,337	1,933,254
Shareholders' equity:
Share capital
121,220,097 and 122,293,986 Common Shares issued and outstanding at March 31, 2016 and June 30, 2015, respectively; Authorized Common Shares: unlimited	809,708	808,010
Additional paid-in capital	140,406	126,417
Accumulated other comprehensive income	51,248	51,828
Retained earnings	933,791	863,015
Treasury stock, at cost (633,647 shares at March 31, 2016 and 625,725 at June 30, 2015, respectively)	(25,268)	(19,986)
Total OpenText shareholders' equity	1,909,885	1,829,284
Non-controlling interests	597	523
Total shareholders' equity	1,910,482	1,829,807
Total liabilities and shareholders' equity	$4,423,365	$4,388,495

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2016	2015	2016	2015
Revenues:
License	$64,397	$63,561	$197,584	$197,137
Cloud services and subscriptions	147,505	147,513	444,394	456,342
Customer support	183,636	184,204	553,440	547,576
Professional service and other	45,005	52,299	145,007	168,154
Total revenues	440,543	447,577	1,340,425	1,369,209
Cost of revenues:
License	2,480	2,980	7,190	9,388
Cloud services and subscriptions	61,298	60,776	179,132	178,886
Customer support	22,427	24,084	64,624	70,878
Professional service and other	37,599	42,396	114,038	129,999
Amortization of acquired technology-based intangible assets	17,630	22,136	56,244	58,548
Total cost of revenues	141,434	152,372	421,228	447,699
Gross profit	299,109	295,205	919,197	921,510
Operating expenses:
Research and development	48,160	53,222	140,310	144,134
Sales and marketing	84,600	97,146	248,420	269,167
General and administrative	37,731	45,552	107,067	120,962
Depreciation	13,754	12,809	39,998	37,516
Amortization of acquired customer-based intangible assets	27,966	28,250	83,564	79,498
Special charges (recoveries)	(1,671)	5,622	24,754	4,032
Total operating expenses	210,540	242,601	644,113	655,309
Income from operations	88,569	52,604	275,084	266,201
Other income (expense), net	2,120	(9,550)	(1,832)	(28,737)
Interest and other related expense, net	(16,228)	(16,872)	(54,461)	(36,426)
Income before income taxes	74,461	26,182	218,791	201,038
Provision for (recovery of) income taxes	5,353	(309)	20,629	35,401
Net income for the period	$69,108	$26,491	$198,162	$165,637
Net (income) loss attributable to non-controlling interests	7	119	(75)	(114)
Net income attributable to OpenText	$69,115	$26,610	$198,087	$165,523
Earnings per share—basic attributable to OpenText	$0.57	$0.22	$1.63	$1.36
Earnings per share—diluted attributable to OpenText	$0.57	$0.22	$1.62	$1.35
Weighted average number of Common Shares outstanding—basic	121,159	122,158	121,514	122,042
Weighted average number of Common Shares outstanding—diluted	121,706	123,054	122,044	122,980
Dividends declared per Common Share	$0.2000	$0.1725	$0.6000	$0.5175

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2016	2015	2016	2015
Net income for the period	$69,108	$26,491	$198,162	$165,637
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	988	9,280	(40)	17,626
Unrealized gain (loss) on cash flow hedges:
Unrealized gain (loss)	2,115	(2,801)	(2,704)	(7,017)
Loss reclassified into net income	1,086	2,488	2,412	3,485
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial loss	(1,848)	(3,052)	(87)	(10,107)
Amortization of actuarial loss into net income	88	75	261	280
Unrealized net gain (loss) on short-term investments	(557)	4	(422)	4
Unrealized gain on marketable securities (Actuate)	—	—	—	1,906
Release of unrealized gain on marketable securities (Actuate)	—	(1,906)	—	(1,906)
Total other comprehensive income (loss), net, for the period	1,872	4,088	(580)	4,271
Total comprehensive income	70,980	30,579	197,582	169,908
Comprehensive (income) loss attributable to non-controlling interests	7	119	(75)	(114)
Total comprehensive income attributable to OpenText	$70,987	$30,698	$197,507	$169,794

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2016	2015	2016	2015
Cash flows from operating activities:
Net income for the period	$69,108	$26,491	$198,162	$165,637
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	59,350	63,195	179,806	175,562
Share-based compensation expense	5,966	6,562	19,080	15,940
Excess tax expense (benefits) on share-based compensation expense	(217)	16	(257)	(1,611)
Pension expense	1,134	1,180	3,459	3,602
Amortization of debt issuance costs	1,158	1,135	3,470	3,410
Amortization of deferred charges and credits	2,652	2,630	7,250	7,893
Loss on sale and write down of property and equipment	218	118	1,108	118
Release of unrealized gain on marketable securities to income	—	(3,098)	—	(3,098)
Write off of unamortized debt issuance costs	—	2,919	—	2,919
Deferred taxes	(7,823)	(5,256)	(15,692)	(4,037)
Changes in operating assets and liabilities:
Accounts receivable	11,272	36,311	22,152	76,560
Prepaid expenses and other current assets	(3,202)	(3,304)	(2,589)	(4,001)
Income taxes	2,996	(10,245)	3,290	1,354
Accounts payable and accrued liabilities	(12,615)	(16,421)	(27,434)	(53,747)
Deferred revenue	61,237	39,450	12,564	6,705
Other assets	(1,290)	1,428	2,233	(1,992)
Net cash provided by operating activities	189,944	143,111	406,602	391,214
Cash flows from investing activities:
Additions of property and equipment	(18,998)	(12,325)	(48,897)	(60,586)
Proceeds from maturity of short-term investments	3,915	7,092	9,239	7,092
Purchase of Daegis Inc., net of cash acquired	—	—	(22,146)	—
Purchase of Actuate Corporation, net of cash acquired	(409)	(291,768)	(8,153)	(291,768)
Purchase of a division of Spicer Corporation	—	—	—	(222)
Purchase of Informative Graphics Corporation, net of cash acquired	(3,376)	(35,180)	(3,464)	(35,180)
Purchase of ICCM Professional Services Limited, net of cash acquired	—	—	(2,027)	—
Purchase consideration for prior period acquisitions	—	(147)	—	(590)
Other investing activities	(2,444)	(482)	(6,124)	(8,915)
Net cash used in investing activities	(21,312)	(332,810)	(81,572)	(390,169)
Cash flows from financing activities:
Excess tax (expense) benefits on share-based compensation expense	217	(16)	257	1,611
Proceeds from issuance of Common Shares	3,840	3,689	11,828	12,827
Purchase of Treasury Stock	—	(1,251)	(10,627)	(1,251)
Common Shares repurchased	—	—	(65,509)	—
Proceeds from long-term debt	—	800,000	—	800,000
Repayment of long-term debt	(2,000)	(493,655)	(6,000)	(520,485)
Debt issuance costs	—	(16,673)	—	(18,076)
Payments of dividends to shareholders	(24,099)	(21,075)	(71,627)	(63,174)
Net cash provided by (used in) financing activities	(22,042)	271,019	(141,678)	211,452
Foreign exchange gain (loss) on cash held in foreign currencies	4,852	(10,953)	(5,946)	(27,210)
Increase in cash and cash equivalents during the period	151,442	70,367	177,406	185,287
Cash and cash equivalents at beginning of the period	725,963	542,810	699,999	427,890
Cash and cash equivalents at end of the period	$877,405	$613,177	$877,405	$613,177

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (Non-GAAP).These Non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar Non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these Non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these Non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of Non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain Non-GAAP measures defined below.
Non-GAAP-based net income and Non-GAAP-based EPS are calculated as net income or earnings per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and Special charges (recoveries), all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit, the amortization of acquired technology-based intangible assets and share-based compensation within cost of sales. Non-GAAP-based gross margin is calculated as Non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, Special charges (recoveries), and share-based compensation expense. Non-GAAP-based operating margin is calculated as Non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined Non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, Special charges (recoveries), share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental Non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary Non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to Non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended March 31, 2016. (In thousands except for per share amounts)
	Three Months Ended March 31, 2016
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$61,298		$(202)	(1)	$61,096
Customer support	22,427		(215)	(1)	22,212
Professional service and other	37,599		(247)	(1)	37,352
Amortization of acquired technology-based intangible assets	17,630		(17,630)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	299,109	67.9%	18,294	(3)	317,403	72.0%
Operating expenses
Research and development	48,160		(500)	(1)	47,660
Sales and marketing	84,600		(3,213)	(1)	81,387
General and administrative	37,731		(1,589)	(1)	36,142
Amortization of acquired customer-based intangible assets	27,966		(27,966)	(2)	—
Special charges (recoveries)	(1,671)		1,671	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	88,569	20.1%	49,891	(5)	138,460	31.4%
Other income (expense), net	2,120		(2,120)	(6)	—
Provision for (recovery of) income taxes	5,353		19,100	(7)	24,453
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	69,115		28,671	(8)	97,786
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.57		$0.23	(8)	$0.80

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 7% and a Non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2016
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$97,786	$0.80
Less:
Amortization	45,596	0.37
Share-based compensation	5,966	0.05
Special charges (recoveries)	(1,671)	(0.01)
Other (income) expense, net	(2,120)	(0.02)
GAAP-based provision for (recovery of) income taxes	5,353	0.04
Non-GAAP based provision for income taxes	(24,453)	(0.20)
GAAP-based net income, attributable to OpenText	$69,115	$0.57

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the nine months ended March 31, 2016. (In thousands except for per share amounts)
	Nine Months Ended March 31, 2016
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$179,132		$(641)	(1)	$178,491
Customer support	64,624		(631)	(1)	63,993
Professional service and other	114,038		(1,086)	(1)	112,952
Amortization of acquired technology-based intangible assets	56,244		(56,244)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	919,197	68.6%	58,602	(3)	977,799	72.9%
Operating expenses
Research and development	140,310		(1,988)	(1)	138,322
Sales and marketing	248,420		(9,043)	(1)	239,377
General and administrative	107,067		(5,691)	(1)	101,376
Amortization of acquired customer-based intangible assets	83,564		(83,564)	(2)	—
Special charges (recoveries)	24,754		(24,754)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	275,084	20.5%	183,642	(5)	458,726	34.2%
Other income (expense), net	(1,832)		1,832	(6)	—
Provision for (recovery of) income taxes	20,629		60,149	(7)	80,778
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	198,087		125,325	(8)	323,412
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.62		$1.03	(8)	$2.65

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 9% and a Non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2016
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$323,412	$2.65
Less:
Amortization	139,808	1.15
Share-based compensation	19,080	0.16
Special charges (recoveries)	24,754	0.20
Other (income) expense, net	1,832	0.02
GAAP-based provision for (recovery of) income taxes	20,629	0.17
Non-GAAP based provision for income taxes	(80,778)	(0.67)
GAAP-based net income, attributable to OpenText	$198,087	$1.62

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2015. (In thousands except for per share amounts)
	Three Months Ended December 31, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$58,918		$(158)	(1)	$58,760
Customer support	21,689		(258)	(1)	21,431
Professional service and other	38,375		(386)	(1)	37,989
Amortization of acquired technology-based intangible assets	18,731		(18,731)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	325,605	70.0%	19,533	(3)	345,138	74.2%
Operating expenses
Research and development	45,710		(736)	(1)	44,974
Sales and marketing	85,875		(2,715)	(1)	83,160
General and administrative	33,767		(2,328)	(1)	31,439
Amortization of acquired customer-based intangible assets	27,793		(27,793)	(2)	—
Special charges (recoveries)	9,088		(9,088)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	110,042	23.6%	62,193	(5)	172,235	37.0%
Other income (expense), net	961		(961)	(6)	—
Provision for (recovery of) income taxes	4,074		26,480	(7)	30,554
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	87,686		34,752	(8)	122,438
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.72		$0.29	(8)	$1.01

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 4% and a Non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$122,438	$1.01
Less:
Amortization	46,524	0.38
Share-based compensation	6,581	0.05
Special charges (recoveries)	9,088	0.07
Other (income) expense, net	(961)	(0.01)
GAAP-based provision for (recovery of) income taxes	4,074	0.03
Non-GAAP based provision for income taxes	(30,554)	(0.23)
GAAP-based net income, attributable to OpenText	$87,686	$0.72

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended March 31, 2015. (In thousands except for per share amounts)
	Three Months Ended March 31, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$60,776		$(182)	(1)	$60,594
Customer support	24,084		(224)	(1)	23,860
Professional service and other	42,396		(316)	(1)	42,080
Amortization of acquired technology-based intangible assets	22,136		(22,136)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	295,205	66.0%	22,858	(3)	318,063	71.1%
Operating expenses
Research and development	53,222		(654)	(1)	52,568
Sales and marketing	97,146		(1,919)	(1)	95,227
General and administrative	45,552		(3,267)	(1)	42,285
Amortization of acquired customer-based intangible assets	28,250		(28,250)	(2)	—
Special charges (recoveries)	5,622		(5,622)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	52,604	11.8%	62,570	(5)	115,174	25.7%
Other income (expense), net	(9,550)		9,550	(6)	—
Provision for (recovery of) income taxes	(309)		18,122	(7)	17,813
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	26,610		53,998	(8)	80,608
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.22		$0.44	(8)	$0.66

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery rate of approximately 1% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$80,608	$0.66
Less:
Amortization	50,386	0.41
Share-based compensation	6,562	0.05
Special charges (recoveries)	5,622	0.05
Other (income) expense, net	9,550	0.08
GAAP-based provision for (recovery of) income taxes	(309)	—
Non-GAAP based provision for income taxes	(17,813)	(0.15)
GAAP-based net income, attributable to OpenText	$26,610	$0.22

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the nine months ended March 31, 2015. (In thousands except for per share amounts)
	Nine Months Ended March 31, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services and subscriptions	$178,886		$(581)	(1)	$178,305
Customer support	70,878		(632)	(1)	70,246
Professional service and other	129,999		(914)	(1)	129,085
Amortization of acquired technology-based intangible assets	58,548		(58,548)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	921,510	67.3%	60,675	(3)	982,185	71.7%
Operating expenses
Research and development	144,134		(1,831)	(1)	142,303
Sales and marketing	269,167		(6,587)	(1)	262,580
General and administrative	120,962		(5,395)	(1)	115,567
Amortization of acquired customer-based intangible assets	79,498		(79,498)	(2)	—
Special charges (recoveries)	4,032		(4,032)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	266,201	19.4%	158,018	(5)	424,219	31.0%
Other income (expense), net	(28,737)		28,737	(6)	—
Provision for (recovery of) income taxes	35,401		34,288	(7)	69,689
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	165,523		152,467	(8)	317,990
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.35		$1.24	(8)	$2.59

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$317,990	$2.59
Less:
Amortization	138,046	1.12
Share-based compensation	15,940	0.13
Special charges (recoveries)	4,032	0.03
Other (income) expense, net	28,737	0.23
GAAP-based provision for (recovery of) income taxes	35,401	0.29
Non-GAAP based provision for income taxes	(69,689)	(0.56)
GAAP-based net income, attributable to OpenText	$165,523	$1.35

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and nine months ended March 31, 2016 and 2015:

	Three Months Ended March 31, 2016		Three Months Ended March 31, 2015
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	22%	15%	23%	14%
GBP	8%	7%	8%	8%
CAD	4%	12%	5%	12%
USD	56%	49%	52%	49%
Other	10%	17%	12%	17%
Total	100%	100%	100%	100%

	Nine Months Ended March 31, 2016		Nine Months Ended March 31, 2015
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	23%	14%	24%	15%
GBP	8%	8%	9%	8%
CAD	4%	12%	5%	12%
USD	54%	50%	50%	47%
Other	11%	16%	12%	18%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges (recoveries).